Exhibit 10.7

PORTIONS OF THIS EXHIBIT IDENTIFIED BY [*****] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Ref. SU C15/1731A02

Ref. SATT LUTECH: LIC3-2015-0011-AV02 (ST00023)

AMENDMENT NO. 2 TO THE LICENCE AGREEMENT

BETWEEN:

•                      BIOPHYTIS, a public limited company with a share capital of 2,692,682 euro, having its registered office at 14 Avenue de l’Opéra - 75001 Paris, registered with the Paris Trade and Companies Register, under number B 492 002 225, represented by Stanislas VEILLET, its Managing Director, duly authorised for this purpose,

Hereinafter referred to as “BIOPHYTIS”,

ON THE ONE HAND,

AND

•                      SORBONNE UNIVERSITE, a public scientific, cultural and professional institution, having its registered office at 21 rue de l’Ecole de médecine, 75006 PARIS, whose SIRET number is 130 023 385 00011, represented by its President, Mr Jean CHAMBAZ, duly authorised for this purpose, hereinafter referred to as “ SORBONNE UNIVERSITE” or “SU”,

CENTRE NATIONAL DE LA RECHERCHE SCIENTIFIQUE (CNRS, French National Centre for Scientific Research), a public scientific and technological institution, having its registered office at 3, rue Michel-Ange - 75794 Paris cedex 16 - France, whose SIRET number is 197 517 220 00012, represented by its Chairman, Mr Antoine PETIT, duly authorised for this purpose,

Hereinafter referred to as “CNRS”,

INSTITUT NATIONAL DE RECHERCHE POUR L’AGRICULTURE, L’ALIMENTATION ET L’ENVIRONNEMENT, (INRAE, National Research Institute for Agriculture, Food and the Environment), a public scientific and technological institution, having its registered office at 147, rue de l’Université - 75338 Paris cedex 07 - France, whose SIRET number is 180 070 039 01803, represented by its Chairman, Mr Philippe MAUGUIN, duly authorised for this purpose,

Hereinafter referred to as “INRAE”,

CNRS and INRAE having given SU signature mandate for the purposes of this Amendment No. 2,

SU, CNRS and INRAE being hereinafter referred to collectively as the “ESTABLISHMENTS”,

ON THE OTHER HAND,

AND IN THE PRESENCE OF:

•                      SATT Paris - Ile de France - Compiègne - Oise, whose trade name is “SATT LUTECH”, a simplified joint stock company, having its registered office at 4 - 4bis rue de Ventadour-75001 Paris, registered with the Paris Trade and Companies Register under number B 539 984 500, represented by its Chairman, Mr Jacques PINGET, duly authorised for this purpose,

Hereinafter referred to as “SATT LUTECH”,

Acting in its capacity as representative of the ESTABLISHMENTS for the negotiation and monitoring of the performance of this Amendment No. 2, the rights and obligations vested in SATT LUTECH in application of this amendment may at any time be transferred to the ESTABLISHMENTS or to any third party appointed by the ESTABLISHMENTS as agent instead of SATT LUTECH, without BIOPHYTIS being able to object thereto,

The ESTABLISHMENTS and BIOPHYTIS being hereinafter jointly referred to as the “PARTIES” and individually as the “PARTY”.

SATT LUTECH, the ESTABLISHMENTS and BIOPHYTIS being hereinafter jointly referred to as “SIGNATORIES” and individually as “SIGNATORY”.

WHEREAS:

Pierre et Marie Curie Université (UPMC), CNRS, INRA and BIOPHYTIS, in the presence of SATT LUTECH, entered into an effective operating agreement on 27 May 2015 for the operation of a patent family of which the PARTIES are co-owners (the “Licence Agreement”).

It being recalled that pursuant to Decree No. 2017-596 of 21 April 2017 establishing the University called “Sorbonne Université” bringing together the universities of Paris-IV (Université Paris-Sorbonne) and Paris-VI (Université Pierre et Marie Curie - UPMC), Sorbonne Université replaced the two pre-existing universities as from 1st January 2018 and took over, consequently, all of the rights and obligations of Paris-IV and Paris-VI, without it being necessary to sign an amendment to the aforementioned agreements.

On 2 April 2019, the SIGNATORIES entered into an amendment to the Licence Agreement (Amendment No. 1) in order to (i) include three (3) new patents in addition to the patent families licensed to BIOPHYTIS pursuant to the Licence Agreement as of its effective date, (ii) extend the operating area of the Licence Agreement, (iii) specify the methods for calculating the annual fees owed by BIOPHYTIS pursuant to Article 5.2.1 of the Licence Agreement in case of a PRODUCT being sold in a kit or in combination with other products that are not PRODUCTS, and (iv) modify the operating due diligence conditions incumbent on BIOPHYTIS in its capacity as licensee.

The SIGNATORIES wish to enter into a second amendment to the Licence Agreement (Amendment No. 2) in order to include a new patent in addition to the patent families licensed to BIOPHYTIS pursuant to the Licence Agreement as amended by Amendment No. 2.

NOW THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

ARTICLE 1: MODIFICATION OF THE LICENCE AGREEMENT

1.1 Article 1.5 is amended and replaced as follows:

“1.5 DOMAIN means any application related to obesity (including, but not limited to, sarcopenic obesity), sarcopenia, diabetes, muscle dystrophia, particularly genetics (including the myopathy of Duchenne), cachexia (including, in particular, cachexia related to heart failure), neuromuscular diseases (including spinal muscular atrophy and amyotrophic lateral sclerosis), muscular and non- muscular respiratory diseases (including obstructive bronchopneumopathy) and cardiovascular diseases (including arterial hypertension);”

1.2 Appendix 1a to the Licence Agreement is deleted and replaced by Appendix 1b annexed to this Amendment No. 2, which includes the new patent.

ARTICLE 2: INTANGIBILITY OF UNMODIFIED CLAUSES

All other provisions of the Licence Agreement as amended by Amendment No. 1, not amended by Amendment No. 2, shall remain in full force and effect.

ARTICLE 3: EFFECTIVE DATE

As from the date of signature by the last of the SIGNATORIES, this Amendment No. 2 is deemed to have entered into force retroactively to the filing date of the patent application FR2003131, namely to 30 March 2020.

IN WITNESS WHEREOF, the SIGNATORIES have signed this Amendment No. 2 in four copies (i.e. one (1) for each SIGNATORY and one (1) for registration with the National Patent Register) by their respective representatives duly authorised on the date stated below.

Done on 06/11/2020 on behalf of BIOPHYTIS

/s/ Stanislas VEILLET

Signed by Stanislas VEILLET, Managing Director

Signed and certified by yousign

Done on 13/10/2020 on behalf of Sorbonne Université

/s/ Bruno BACHIMONT

Signed by Bruno BACHIMONT, Director of Research and Development - Faculty of Science and Engineering, acting by delegation of J. CHAMBAZ, President

 Signed and certified by yousign

Done on 13/10/2020 on behalf of SATT LUTECH

/s/ Jacques PINGET

Signed by Jacques PINGET, Chairman

Signed and certified by yousign

Appendix 1b - List of Patents

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